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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Tessco Technologies Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TESSCO Technologies Incorporated 11126 McCormick Road, Hunt Valley, Maryland USA 21031

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON
July 24, 2003

        NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Shareholders of TESSCO Technologies Incorporated, a Delaware corporation (the "Company"), will be held at, 375 W. Padonia Road, Timonium, Maryland 21093 USA, on Thursday, July 24, 2003 at 9:00 a.m., local time, for the following purposes:

  1.
  To elect two directors for a three-year term ending at the Annual Meeting of Shareholders to be held in 2006 and until their respective successors are duly elected and qualify.

  2.
  To ratify the appointment of Ernst & Young LLP as the Company's independent public accountants for fiscal year 2004.

  3.
  To act upon any other matter which may properly come before the Annual Meeting or any adjournment or postponement thereof.

        The Board of Directors of the Company has fixed the close of business on June 2, 2003 as the record date for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. A list of shareholders as of the record date will be available for inspection by shareholders at the Company's corporate headquarters during business hours for a period of ten days before the Annual Meeting.

        The purpose of the 2003 annual meeting will be to tabulate the votes cast on the above matters. It is not anticipated that any presentations or other business will be conducted at that time.

        We invite your attention to the attached Proxy Statement and to the enclosed Annual Report of the Company for the fiscal year ended March 30, 2003.

By Order of the Board of Directors,

Mary Lynn Schwartz Corporate Secretary

Hunt Valley, Maryland
June 20, 2003

EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

TESSCO Technologies Incorporated
11126 McCormick Road
Hunt Valley, Maryland USA 21031

PROXY STATEMENT

INTRODUCTION

General

        This Proxy Statement is furnished to shareholders of TESSCO Technologies Incorporated, a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Shareholders to be held at, 375 W. Padonia Road, Timonium, Maryland 21093, on Thursday, July 24, 2003 at 9:00 a.m., local time, and at any adjournment or postponement thereof.

Solicitation

        The solicitation of proxies is being made primarily by mail, but directors, officers and employees may also engage in the solicitation of proxies by telephone. The cost of soliciting proxies will be borne by the Company. The Company has retained the services of Innisfree M&A Incorporated to assist in the solicitation of proxies at a cost to the Company not to exceed $6,500. In addition, the Company may reimburse brokers, custodians, nominees and other record holders for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners.

        This Proxy Statement and the accompanying form of proxy are being sent to shareholders on or about June 20, 2003.

Voting Rights and Outstanding Shares

        The Board of Directors of the Company has fixed the close of business on June 2, 2003 as the record date for determining the shareholders of the Company entitled to notice of and to vote at the Annual Meeting. On the record date, 4,449,293 shares of Common Stock, $0.01 par value per share, of the Company were issued and outstanding. Each share of Common Stock entitles the holder to one vote on each matter to be voted on at the Annual Meeting. There is no cumulative voting for the election of directors.

        The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve any proposal at the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

        Your vote is important. Because most of our shareholders cannot attend the Annual Meeting in person, it is necessary for a large number to be represented by proxy. Most shareholders have a choice of voting over the Internet, by using a toll-free telephone number or by completing a proxy card and mailing it in the postage-paid envelope provided. Please check your proxy card or the information forwarded by your bank, broker or other holder of record to see what options are available to you. If you vote by proxy over the Internet, please be aware that you may incur costs such as telecommunication and Internet access costs for which you may be responsible. The Internet and telephone proxy vote facilities for shareholders of record will close at 11:00 p.m. Eastern Time on the business day prior to the Annual Meeting day.

        A shareholder may, with respect to the election of directors, (i) vote "FOR" the election of the named director nominees, (ii) "WITHHOLD AUTHORITY" to vote for all named director nominees,

or (iii) vote for the election of all director nominees other than any nominee with respect to whom the shareholder withholds authority to vote. A shareholder may, with respect to each other matter specified in the notice of meeting, (i) vote "FOR" the matter, (ii) vote "AGAINST" the matter, or (iii) "ABSTAIN" from voting on the matter.

        All shares of Common Stock entitled to vote and represented by properly submitted proxies received prior to the Annual Meeting and not revoked, will be voted in accordance with your instructions. If no instructions are indicated, the shares of Common Stock represented by a properly submitted proxy will be voted "FOR" the election of the named director nominees and "FOR" the ratification of the appointment of Ernst & Young LLP as the Company's independent public accountants.

        A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted by the shareholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote Common Stock held in street name on certain matters in the absence of instructions from the beneficial owner of the Common Stock. These "nonvoted shares," i.e., shares subject to a proxy which are not being voted with respect to a particular matter, will be considered shares not present and entitled to vote on such matter, although these shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum.

Revocation of Proxies

        A proxy may be revoked at any time before its exercise by the filing of a written revocation with Mary Lynn Schwartz, Corporate Secretary of the Company, by timely providing a later-dated proxy (including by Internet or telephone vote), or by voting by ballot at the Annual Meeting. Mere attendance at the Annual Meeting will not revoke a proxy, and if you are a beneficial owner of shares not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

Required Vote

        The affirmative vote of a plurality of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors is required to elect directors. Accordingly, if a quorum is present at the Annual Meeting, the two persons receiving the greatest number of votes will be elected to serve as directors. Therefore, assuming the presence of a quorum at the Annual Meeting, withholding authority to vote for a director(s) and "nonvoted shares" with respect to the election of directors will not affect the outcome of the election of directors. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote thereon is required to approve each matter other than the election of directors. Under Delaware law, abstentions with respect to matters other than the election of directors are generally considered as shares present and entitled to vote and thus have the same effect as a vote against such matter. "Nonvoted shares" with respect to such a matter will not be considered as present and entitled to vote on the matter and thus will not affect the determination of whether the matter is approved.

        The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Submission of a proxy, however, confers on the designated proxy, the authority to vote the shares in accordance with their discretion on such other business, if any, as may properly come before the Annual Meeting or any adjournment thereof. Proxies solicited by means of this proxy statement will be tabulated by inspectors of election designated by the Board, who will not be employees or directors of the Company or any of its affiliates.

PROPOSAL 1.  Election of Directors

        The Company's Bylaws provide that the Board of Directors is divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, and each class having a three-year term. Each year the directors in one class are elected to serve for a term of three years. The Board of Directors is currently composed of six members. One class of directors, consisting of John D. Beletic and Morton F. Zifferer, Jr., has a term of office expiring at the Annual Meeting and until their successors are elected and qualified. Messrs. Beletic and Zifferer have each been nominated for a three-year term expiring at the Annual Meeting of Shareholders in 2006 and until their successors are elected and qualified. In the event that either nominee is unable or unwilling to serve, the persons named in the proxy will vote for such substitute nominee or nominees as they, in their discretion, shall determine. The Board of Directors has no reason to believe that any nominee named herein will be unable or unwilling to serve.

        The Board of Directors recommends a vote "FOR" the election of all named director nominees.

        Set forth below is information concerning the nominees for election and those directors whose terms continue beyond the date of the Annual Meeting.

Nominees for Director for a Three-Year Term Expiring at the 2006 Annual Meeting

        John D. Beletic, age 51, has been a director of the Company since July 1999. Since July 2002, he has served as Executive Chairman of Oculan Corporation, a network monitoring and intrusion detection company, and since July 2002 as a venture partner with Oak Investment Partners, a venture capital firm. In addition, Mr. Beletic serves on the Boards of iPass, Inc., Triton PCS Holdings, Inc., and Aventail, Inc. From August 1994 until December 2001, he served as Chairman and Chief Executive Officer of WebLink Wireless, Inc. WebLink Wireless, Inc. filed for voluntary bankruptcy protection in May 2001.

        Morton F. Zifferer, Jr., age 55, has been a director of the Company since November 1993. He has served as Chairman and CEO of New Standard Corporation, a metal products manufacturer, since 1983. Mr. Zifferer and New Standard Corporation have partnered with several Fortune 500 companies globally to implement and execute lean manufacturing techniques and practices.

Directors Continuing in Office

        Directors whose term will expire at the 2004 Annual Meeting:

        Jerome C. Eppler, age 79, has been a director of the Company since 1985. He is the owner of Eppler & Company, a private financial advisor and also currently serves as Chairman of the World Advisory Council for the Colorado State University School of Business.

        Dennis J. Shaughnessy, age 56, has been a director of the Company since 1989. He is a General Partner of the Grotech Capital Group, which manages approximately $1 billion in venture capital funds. Prior to joining Grotech, Mr. Shaughnessy had been President and CEO of CRI International, an international petroleum refining service business. Mr. Shaughnessy also currently serves on the Board of FTI Consulting, Inc.

        Directors whose term will expire at the 2005 Annual Meeting:

        Robert B. Barnhill, Jr., age 59, has served as President and Chief Executive Officer of the Company since founding the business in its current form, in 1982. Mr. Barnhill has been a director of the Company since 1982, and has been Chairman of the Board since November 1993.

        Benn R. Konsynski, Ph.D., age 52, has been a director of the Company since November 1993. He is the George S. Craft Professor of Business Administration for Decision and Information Analysis at

the Goizueta Business School of Emory University. He was named Hewlett Fellow at the Carter Center in 1995. Prior to arriving at the Goizueta Business School, he was on the faculty at the Harvard Business School for seven years where he taught in the MBA program and several executive programs. Professor Konsynski specializes in issues of digital commerce and information technology in relationships across organizations.

Board Committees and Meetings

        The Board of Directors has an Audit Committee consisting of Messrs. Eppler, Konsynski and Zifferer; a Compensation Committee consisting of Messrs. Beletic, Shaughnessy and Zifferer; and a Nominating Committee consisting of Messrs. Shaughnessy, Konsynski and Eppler.

        The Audit Committee is primarily concerned with the effectiveness of the audits of the Company by the Company's independent auditors. Its duties include recommending the selection of independent auditors, reviewing the scope of audits conducted by them, as well as the results of their audits, and reviewing the organization and scope of the Company's internal system of accounting and financial controls. The Audit Committee met four times during fiscal 2003.

        The Compensation Committee provides assistance to the Directors in fulfilling their responsibilities to the shareholders, potential shareholders and investment community relating to compensation practices of the Company, including salary and other forms of compensation. The Committee's primary duties and responsibilities are to formulate and recommend compensation policies of the Company to management that will enable the Company to attract and retain high-quality leadership and are consistent with the Company's established compensation philosophy. The Compensation Committee met five times during fiscal 2003.

        The Nominating Committee was established during fiscal 2003 and is responsible for developing and implementing policies and procedures that are intended to assure that the Board of Directors will be appropriately constituted and organized to meet its fiduciary obligations to the Company and the shareholders on an ongoing basis. The Nominating Committee met once during fiscal 2003.

        The Board of Directors met seven times, including two teleconferences, during fiscal 2003. No director serving on the Board has attended fewer than 75% of the total number of meetings of the Board and of the Committees of which he was a member during fiscal 2003.

Director Compensation

        In consideration for services on the Board, each non-employee Director of the Company is paid $1,000 per calendar month plus $500 for each meeting of the Board or Committee of the Board that he attends (or $250 when he participates telephonically); however, no additional fees are paid in respect of meetings of Committees of the Board held on the same days as and in connection with meetings of the Board. Each Director is also separately reimbursed for reasonable out-of-pocket expenses incurred in connection with his attendance at Board or Committee meetings.

PROPOSAL 2.  Ratification of Independent Public Accountants

        The Board of Directors has selected the firm of Ernst & Young LLP to serve as independent public accountants for the fiscal year ending March 28, 2004, and seeks ratification of such appointment by the shareholders. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions.

        Pursuant to a recommendation of the Audit Committee and approval by the Board of Directors, effective June 4, 2002, Arthur Andersen LLP was dismissed as the Company's independent public accountants and Ernst & Young LLP was engaged to serve as the Company's independent public accountants for the fiscal year ending March 30, 2003.

        Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended March 31, 2002 and April 1, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the fiscal years ended March 31, 2002 and April 1, 2001, and through June 4, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        The Company provided Arthur Andersen with the foregoing disclosures. Attached as Appendix A is a copy of Arthur Andersen's letter, dated June 4, 2002, stating its agreement with such statements.

        During the fiscal years ended March 31, 2002 and April 1, 2001, and through June 4, 2002, the Company did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

        The Board of Directors recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as independent public accountants for fiscal year 2004.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

        The following table sets forth information regarding the ownership of Common Stock of the Company, as of June 6, 2003 by (i) all shareholders known by the Company to beneficially own more than five percent of the Common Stock, (ii) each of the directors and Named Executive Officers, and (iii) all directors and Named Executive Officers as a group.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
Directors, Nominees for Director and Named Executive Officers:
Robert B. Barnhill, Jr. (2)	1,038,486	22.3%
John Beletic (3)	13,500	*
Jerome C. Eppler (4)(5)	14,000	*
Benn R. Konsynski, Ph.D. (4)	32,000	*
Dennis J. Shaughnessy (4)	12,450	*
Morton F. Zifferer, Jr. (4)	32,000	*
Christina M. Corner (6)	—	—
Richard A. Guipe (7)	3,346	*
Douglas A. Rein (7)	4,571	*
Mary Lynn Schwartz (8)	18,805	*
Robert C. Singer (7)	5,041	*
Randolph S. Wilgis (9)	12,241	*
All directors and Named Executive Officers as a group (12 persons) (10)	1,186,440	25.2%
Principal Shareholders:
Advisory Research, Inc. (11)	258,900	5.8%
Nicholas Company, Inc. (12)	247,300	5.6%
Mason Street Advisors (13)	234,300	5.3%
Sentry Investment Management, Inc. (14)	232,700	5.2%

*
Less than 1% of the outstanding Common Stock.

(1)
Unless otherwise noted, each person exercises sole (or shares with a spouse or other immediate family member) voting and dispositive power as to the shares reported. Persons are deemed to beneficially own shares which they have the right to acquire beneficial ownership of within 60 days. Shares subject to options exercisable within 60 days of June 6, 2003 are deemed outstanding for computing the percentage of the outstanding shares held by the person holding such options, but not for computing the percentage of shares held by any other person. This schedule reflects the cancellation on June 5, 2003, of options pursuant to the Company's tender offer for eligible options having an exercise price per share of $11.00 or more and an expiration date prior to April 30, 2007, or having an exercise price per share of $18.00 or more, without regard to expiration date.

(2)
Includes 150,000 shares held by Mr. Barnhill's spouse and children; 209,000 shares subject to currently exercisable stock options; 3,000 shares subject to options exercisable within 60 days of June 6, 2003; and 10,000 shares held by a private charitable foundation of which Mr. Barnhill and his spouse are the sole directors. Mr. Barnhill disclaims beneficial ownership over the shares held by the foundation. Mr. Barnhill's address is 11126 McCormick Road, Hunt Valley, Maryland 21031.

(3)
Includes 6,000 shares subject to a currently exercisable stock option and 5,500 shares subject to options exercisable within 60 days of June 6, 2003.

(4)
Includes 500 shares subject to currently exercisable stock options and 1,500 shares subject to options exercisable within 60 days of June 6, 2003.

(5)
Includes 5,000 shares held by a trust under which Mr. Eppler is the sole beneficiary.

(6)
Ms. Corner was appointed a Senior Vice President on April 25, 2003.

(7)
Includes 3,000 shares subject to options exercisable within 60 days of June 6, 2003. In the case of Mr. Rein and Mr. Singer, includes 96 shares and 100 shares, respectively, over which they hold only voting power.

(8)
Includes 15,000 shares subject to currently exercisable stock options and 3,000 shares subject to options exercisable within 60 days of June 6, 2003.

(9)
Includes 1,375 shares subject to currently exercisable stock options and 3,000 shares subject to options exercisable within 60 days of June 6, 2003.

(10)
Includes 233,375 shares subject to currently exercisable stock options and 29,500 shares subject to options exercisable within 60 days of June 6, 2003.

(11)
Derived from Form 13F filed by Advisory Research, Inc. on May 20, 2003. Advisory's address is 180 North Stetson Avenue, Chicago, Illinois 60601.

(12)
Derived form Schedule 13G/A filed by Nicholas Company Inc. on February 13, 2003. Nicholas' address is 700 North Water Street, Milwaukee, Wisconsin 53202.

(13)
Derived from Form 13F filed by Mason Street Advisors on May 14, 2003. Mason's address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(14)
Derived from Form 13F filed by Sentry Investment Management on May 14, 2003. Sentry's address is 1800 North Point Drive, Stevens Point, Wisconsin 54481.

Equity Compensation Plan Information

        The following table sets forth information as of June 6, 2003 with respect to the Company's 1994 Stock and Incentive Plan, 1984 Employee Incentive Stock Option Plan, Team Member Stock Purchase Plan and options granted pursuant to other compensation arrangements.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	309,575	$13.15	916,459	(2)
Equity compensation plans not approved by security holders (3)	219,500	12.79	—

Total	529,075	$13.00	916,459

(1)
On June 5, 2003, pursuant to the Company's tender offer for eligible options, having an exercise price per share of $11.00 or more and an expiration date prior to April 30, 2007, or having an exercise price per share of $18.00 or more, without regard to expiration date, the Company repurchased and cancelled 743,545 stock options; and 701,045 shares underlying cancelled options are available for new awards under the 1994 Stock and Incentive Plan. The effect of this transaction is included in the above table.

(2)
Includes 176,339 shares of common stock available for purchase under the Company's Team Member Stock Purchase Plan.

(3)
Includes options granted pursuant to compensation arrangements other than a formal plan, all of which were granted at fair-market value on the date of the grant, provide for vesting over a period of four years and have a term of five or ten years from the date of the grant.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

        The following table summarizes the compensation awarded to, earned by, or paid to the Company's Chief Executive Officer during fiscal 2003, 2002 and 2001 and the other executive officers for whom such reporting is required during fiscal 2003 (the "Named Executive Officers").

	Annual Compensation			Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Options (# of Shares)	All Other Compensation ($)
Robert B. Barnhill Jr., Chairman of the Board, President and Chief Executive Officer	2003 2002 2001	450,000 450,000 442,300	315,000 270,000 —	40,000 40,000 40,000	32,435 33,164 32,423	(2) (2) (2)
Richard A. Guipe, Senior Vice President of Sales and Market Development	2003 2002 2001	250,000 234,815 200,000	40,000 60,000 —	— 10,000 7,000	53,988 50,940 50,969	(4) (4) (4)
Douglas A. Rein, Senior Vice President of Fulfillment and Operations	2003 2002 2001	200,000 204,672 200,000	70,000 48,000 —	— 10,000 —	2,560 15,042 41,914	(5) (5) (5)
Robert C. Singer, Senior Vice President, Chief Financial Officer	2003 2002 2001	200,000 201,004 200,000	70,000 48,000 —	— 10,000 4,000	3,065 1,961 92	(3) (3) (3)
Mary Lynn Schwartz, Senior Vice President, Chief Administrative Officer and Corporate Secretary	2003 2002 2001	200,000 204,456 200,000	45,000 48,000 —	— 10,000 2,000	2,104 2,135 959	(3) (3) (3)
Randolph S. Wilgis, Senior Vice President, Installation, Test and Maintenance Line of Business	2003 2002 2001	200,000 200,000 200,000	40,000 48,000 —	— 10,000 3,000	2,661 2,004 969	(3) (3) (3)
Christina M. Corner, Senior Vice President Mobile and Portable Devices Line of Business	2003	178,462	55,000	30,000	—

(1)
Represents bonuses paid pursuant to the Company's Officers' Value Share Plan, described below and for 2003 includes special bonuses paid for the extraordinary recovery efforts in response to the October 12, 2002 flooding of the Company's Global Logistics Center. These special bonuses were $60,000 for Mr. Barnhill, $5,000 for each of Messrs. Guipe and Wilgis and Mses. Schwartz and Corner, and $30,000 for each of Messrs. Rein and Singer.

(2)
Includes (i) premiums in the amount of $12,500 for a life insurance policy; (ii) premiums in the amount of $17,995 for a split-dollar life insurance policy arrangement with the Company cancelled in May 2003; and (iii) $1,928, $2,669 and $1,940 allocated to Mr. Barnhill's Retirement Savings Plan account in fiscal 2001, 2002 and 2003, respectively. Does not include a $40,995 insurance premium payment by the Company for fiscal 2001, 2002 and 2003, related to an insurance policy designed to fund the supplemental executive retirement plan for Mr. Barnhill. See "Employment Agreement." The Company is the sole beneficiary of the policy.

(3)
Represents amounts allocated to the Retirement Savings Plan accounts of Messrs. Singer and Wilgis and Ms. Schwartz.

(4)
Represents a $50,000 special bonus and $969, $940 and $3,988 allocated to Mr. Guipe's Retirement Savings Plan account for fiscal years 2001, 2002 and 2003, respectively.

(5)
Represents relocation expenses of $41,545 and $12,989 for fiscal 2001 and 2002, respectively, and $369, $2,053 and $2,560 allocated to Mr. Rein's Retirement Savings Plan account for fiscal years 2001, 2002 and 2003, respectively.

Employment Agreements

        Mr. Barnhill.    Pursuant to the terms of an employment agreement between the Company and Mr. Barnhill entered into in March 1994, as amended, Mr. Barnhill is employed as Chairman of the Board, President and Chief Executive Officer of the Company at a current annual base salary of $450,000, and cash bonuses in accordance with the Company's Officers' Value Share Plan. This plan is designed to reward the Company's officers based upon the growth in the Company's earnings and improvement in other key corporate performance measures. The employment agreement provides for an initial term of three years, and, unless the Board of Directors notifies Mr. Barnhill otherwise before the end of any calendar year, the term of the agreement automatically renews daily for the succeeding three-year period.

        The employment agreement also provides for (i) the establishment of a supplemental executive retirement plan, which will provide Mr. Barnhill with a $75,000 annual pension benefit payable on Mr. Barnhill's retirement, termination of employment for reasons other than cause (as defined in the employment agreement) or attainment of age 62 and (ii) a long-term disability policy providing Mr. Barnhill with a benefit equal to not less than 70% of his annual base salary. In addition, as required by the employment agreement, the Company has since April 1994 paid the premiums on a $2,000,000 second-to-die split-dollar life insurance policy on Mr. Barnhill and his spouse. Because of proposed changes in the income tax regulations relating to the tax treatment of split-dollar insurance policies, and because of concerns that continuing the split-dollar arrangement, as required by the employment agreement, would violate the Sarbanes-Oxley Act of 2002, the Company and Mr. Barnhill agreed, effective May 2003: (i) to terminate the split-dollar arrangement and (ii) in order to afford Mr. Barnhill an equivalent after-tax benefit, to amend the employment agreement to provide for an additional annual bonus to Mr. Barnhill (for as long as the Company is required to fund a comparable life insurance policy) of approximately $65,000.

        In the event of the termination of Mr. Barnhill's employment for certain reasons, including death, disability or a termination resulting from a change in control of the Company (as defined in the employment agreement), the employment agreement provides for payment to Mr. Barnhill, when and as due, of the total salary payable to him for the next three years, plus bonuses to which he would have been entitled had he remained in the employ of the Company during the three-year period. In addition, Mr. Barnhill would be entitled to receive the employee benefits he would have received during such three-year period or an after-tax payment in an amount equal to the value of such benefits.

        In January 1996, the Company also adopted a stock compensation program for the Chief Executive Officer, pursuant to which, subject to Board approval, Mr. Barnhill is each quarter granted an option to purchase 10,000 shares of Common Stock at an exercise price equal to not less than the market value of the Company's Common Stock on the date of the grant. All of these options have a term of ten years and generally become exercisable over a four-year period following the date of grant, provided that Mr. Barnhill remains employed by the Company.

        Messrs. Rein and Singer and Ms Corner.    The Company is also party to employment letter agreements with each of Messrs. Rein and Singer, pursuant to which Mr. Rein was retained as Senior Vice President of Operations and Fulfillment and Mr. Singer was retained as Senior Vice President and Chief Financial Officer, at annual base salaries of $200,000 each. Messrs. Rein and Singer are also entitled to receive performance based bonuses, in accordance with the Company's Officers' Value Share Plan. The employment letter agreements also each provide for severance payments of between six and nine months salary, depending upon the date of termination of employment, in the event that their employment is terminated by the Company "without good cause" or by them for "good reason", as such terms are defined in the respective employment letter agreements. Ms. Corner, who became a Senior Vice President on April 25, 2003, is party to a similar employment agreement. Although not yet finalized, in April 2003, the Board of Directors approved the execution of similar employment agreements for all other Senior Vice Presidents of the Company.

Profit Sharing and Non-Qualified Deferred Compensation Plans

        The Company has a 401(k) profit-sharing plan, which covers all eligible employees. Contributions to the plan can be made by employees, as well as by the Company at the discretion of the Company. The Company's 401(k) profit-sharing plan expense during fiscal 2003 totaled $155,000.

        The Company maintains a non-qualified deferred compensation plan that covers directors and certain management personnel as determined by the Board of Directors. Contributions to this plan may be made by these individuals, as well as by the Company at the discretion of the Company's Board of Directors; however the Company has made no contributions to the plan to date.

Stock-Based Compensation Plans

        The Company's 1994 Stock and Incentive Plan (the 1994 Plan) provides for the grant or award to regular full-time employees (including officers and directors who are not officers) of stock options, stock appreciation rights, restricted stock, restricted stock units and other performance awards, which may be denominated in shares of Common Stock or other securities of the Company. The 1994 Plan also provides for the grant of awards in respect of a limited number of shares to the Company's non-employee directors. At present, the maximum number of shares of Common Stock with respect to which awards may be granted at any time under the 1994 Plan is 1,172,500. As of June 6, 2003, options for 123,305 shares have been granted and exercised and options for 309,075 shares have been granted and remain outstanding (i.e., have not lapsed, been cancelled, repurchased or expired). On June 5, 2003, the Company completed a stock option repurchase program whereby options issued under the 1994 Plan with respect to an aggregate of 701,045 shares were repurchased by the Company and cancelled. Awards in respect of 740,120 shares of Common Stock remain available for issuance under the 1994 Plan. No awards may be granted under the 1994 Plan after April 12, 2004.

        The Company also maintains the 1984 Employee Incentive Stock Option Plan (the 1984 Plan), which provides for the grant of options to acquire up to an aggregate of 401,250 shares of Common Stock. As of June 6, 2003, options for 358,250 shares have been granted and exercised and options for 500 shares have been granted and remain outstanding. On June 5, 2003, the Company completed a stock option repurchase program whereby options issued under the 1984 Plan with respect to an aggregate of 42,500 shares were repurchased by the Company and cancelled. No additional shares are available for award under the 1984 Plan.

        In addition, the Company maintains the Team Member Stock Purchase Plan. This plan permits eligible employees to purchase up to an aggregate of 200,000 shares of the Company's Common Stock at 85% of the lower of the market price on the first day of a six-month period and the market price on the last day of that same six-month period. During fiscal 2003, 3,096 shares were sold to employees under this plan.

Option Grants in the Last Fiscal Year

        The following table shows certain information relating to options to purchase shares of Common Stock granted to the Named Executive Officers in fiscal year 2003.

	Individual Grants							Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Term (1)
Number of Securities Underlying Options Granted (#)
Name			Percent of Total Options Granted to Employees in Fiscal 2003		Exercise or Base Price ($/Share)
							Expiration Date	5%	10%
Robert B. Barnhill, Jr.	10,000 30,000	(2) (2)	14.2 42.9	% %	$ $	13.59 7.80	April 29, 2012 March 20, 2013	85,466 147,160	216,589 372,935
Christina M. Corner	30,000	(3)	42.9%			$13.52	April 30, 2008	137,945	312,945
Richard A. Guipe	—		—			—	—	—	—
Douglas A. Rein	—		—			—	—	—	—
Mary Lynn Schwartz	—		—			—	—	—	—
Robert C. Singer	—		—			—	—	—	—
Randolph S. Wilgis	—		—			—	—	—	—

(1)
Potential Realizable Values are based on an assumption that the stock price of the Common Stock on the date of grant equals the exercise price shown for each particular option grant and appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the term of the option. These amounts are reported net of the option exercise price, but before any taxes associated with exercise or subsequent sale of the underlying stock. The actual value, if any, an option holder may realize will be a function of the extent to which the stock price exceeds the exercise price on the date the option is exercised and also will depend on the option holder's continued employment through the vesting period. The actual value to be realized by the option holder may be greater or less than the values estimated in this table.

(2)
These options, which were issued under the Company's 1994 Stock and Incentive Plan, generally vest over a two-year period commencing on the second anniversary of date of grant, provided that the recipient remains an employee of the Company and subject to such other conditions as the Compensation Committee may impose. To the extent not then exercised, these options generally expire on the tenth anniversary of the date of grant.

(3)
These options, which were issued under the Company's 1994 Stock and Incentive Plan, generally vest over a two-year period commencing on the second anniversary of date of grant, provided that the recipient remains an employee of the Company and subject to such other conditions as the Compensation Committee may impose. To the extent not then exercised, these options generally expire on the sixth anniversary of the date of grant.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information with respect to option exercises in and year-end option values for fiscal 2003 for the Named Executive Officers.

			Number of Securities Underlying Unexercised Options at Fiscal Year-end	Value of Unexercised In-the-Money Options at Fiscal Year-end
Name	Shares Acquired On Exercise	Value Realized (1)	Exercisable/ Unexercisable (2)	Exercisable/ Unexercisable (3)
Robert B. Barnhill, Jr.	—	—	374,000/124,000	—/—
Christina M. Corner	—	—	—/30,000	—/—
Richard A. Guipe	—	—	41,300/27,700	—/—
Douglas A. Rein	—	—	30,000/30,000	—/—
Mary Lynn Schwartz	—	—	49,800/14,200	—/—
Robert C. Singer	—	—	31,200/32,800	—/—
Randolph S. Wilgis	—	—	32,875/22,500	—/—

(1)
The value realized represents the difference between the market value per share of the Company Common Stock on the date of exercise and the per share exercise price, multiplied by the applicable number of shares for which options were exercised.

(2)
On June 5, 2003, pursuant to the Company's tender offer for eligible options, having an exercise price per share of $11.00 or more and an expiration date prior to April 30, 2007, or having an exercise price per share of $18.00 or more, without regard to expiration date, the Company repurchased and cancelled 743,545 stock options. The effect of this transaction is not included in the above table.

(3)
Value is based on the difference between the stock option exercise price and the closing price of the Company's Common Stock on the Nasdaq Stock Market on June 6, 2003 of $7.00 per share.

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, that might incorporate future filings, including all or any portions of this Proxy Statement, the following report and Stock Performance Graph shall not be deemed to be incorporated by reference into any such filings and shall not otherwise be deemed to be filed under such Acts.

Compensation Committee Report on Executive Compensation

        The Board of Directors has delegated to the Compensation Committee responsibility for developing and administering programs for compensating the Company's executive officers. The Company's management team has substantial experience in the distribution industry in general and the wireless communications industry in particular. Mr. Barnhill founded the Company, is a major shareowner, serves as Chairman of the Board, President and Chief Executive Officer, and has been instrumental in the Company's business success. The Company and the Compensation Committee intend to maintain compensation policies, plans and programs that will attract and retain executive officers who they believe possess the ability to enhance shareholder value.

        The executive compensation program is designed to promote the following objectives:

  1.
  Attract, retain, and motivate executives who can significantly contribute to the short-term and long-term success and develop the overall talent of the Company.

  2.
  Reward the achievement of business objectives that have been approved by the Board.

  3.
  Provide a rational and consistent executive compensation system that is well communicated and understood by the participants.

  4.
  Tie a significant portion of executive compensation to the accomplishment of the Company's strategic goals and the long-term performance of the Company's Common Shares.

        The Compensation Committee believes that if these objectives are consistently achieved, shareholder value will be enhanced over time.

        Executive officers receive a base salary based on their responsibilities and competitive pay practices. Base salaries are reviewed annually and, subject to the terms of any applicable employment agreements, may be adjusted upward or downward based on changes in levels of responsibility and/or the individual's performance and contribution to the Company's performance.

        Bonuses paid to the named Executive Officers, including the Chief Executive Officer, are determined pursuant to the Company's Officers' Value Share Plan. This Plan is designed to reward participants appropriately for current corporate and/or team performance. The plan provides for three potential bonus levels: minimum performance, expected performance and goal performance. During this past year, these performance levels were modified after careful consideration of the extraordinary effort given to the recovery and rebuilding caused by the October 12, 2002 flooding of the Company's Global Logistics Center. The bonus amount payable at each level varies depending on whether the participant is the CEO, a Senior VP or a VP/unit leader.

        From time to time, the executive compensation program includes long-term incentives through the grant of stock options. This component is designed to attract and retain key executives for the long term and to align executive compensation with the long-term enhancement of shareowner value. Stock options have exercise prices equal to the market price of the Company's Common Stock on the date of grant, and a six-year term (ten-year term for the CEO). The stock compensation program for the CEO provides for a quarterly grant of 10,000 options, subject to Board approval each quarter. Other officers and key leaders are eligible for grants, from time to time, based on management recommendation and Board approval.

Summary:

        The executive compensation program has been designed to align executive compensation with both the Company's business goals and long-term shareholder interests. The Committee recognizes, however, that while stock prices may reflect corporate performance over the long term, other factors, such as general economic conditions and varying investors' attitudes toward the stock market in general, and specific industries in particular, may significantly affect stock prices at any point in time. Accordingly, the annual cash components of the program, consisting of salary and annual bonus, emphasize individual performance and the realization of defined business objectives, which are independent of short-range fluctuations in the stock price.

Respectfully,

John D. Beletic Dennis J. Shaughnessy Morton F. Zifferer, Jr.

Stock Performance Graph

        The chart set forth below shows the value of an investment of $100 on March 29, 1998 in each of the Company's Common Stock, the Russell 2000 index and peer issuers for the period March 29, 1998 to March 30, 2003. All values assume reinvestment of the pre-tax value of dividends.

Comparison of Cumulative Total Return
Value of Investment of $100 on March 29, 1998

        The peer issuers consist of the following companies engaged in retail and/or wholesale product distribution: Cellstar Corporation; Brightpoint, Inc.; Andrew Corporation; Ingram Micro Inc.; Somera Communications Inc.; W.W. Grainger, Inc.; and Anixter International Inc. All of the current peer group issuers were publicly traded as of March 30, 2003.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee is comprised solely of directors who are "independent" within the meaning of Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix B. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Committee reviews and assesses the adequacy of its charter on an annual basis.

        As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Ernst & Young LLP (and previously, Arthur Andersen LLP, who audited the consolidated financial statements as of and for the year ended March 31, 2002), the Company's independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with auditing standards generally accepted in the United States.

        The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Committee certify that the independent auditor is "independent" under applicable rules. The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Committee's members in business, financial and accounting matters.

        Among other matters, the Audit Committee monitors the activities and performance of the Company's external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. The Audit Committee also reviews the results of the external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees the Company's internal compliance programs.

        The Committee has reviewed and discussed the fiscal year ended March 30, 2003 consolidated financial statements with management and Ernst & Young LLP, as the Company's independent auditor for that period. Management represented to the Committee that these consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and Ernst & Young LLP as the Company's independent auditor represented that its presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committee."

        The Company's independent auditor for fiscal year ended March 30, 2003, Ernst & Young LLP, also provided the Committee with the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Committee discussed with the independent auditor that firm's independence.

        Following the Committee's discussions with management and the independent auditor, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended March 30, 2003.

Respectfully,

Jerome C. Eppler Benn R. Konsynski, Ph.D Morton F. Zifferer, Jr.

Fees Paid to Ernst & Young LLP

        The following table shows the fees paid or accrued by the Company for the audit and other services provided by Ernst & Young LLP for fiscal year 2003:

Audit Fees (1)	$105,925
Financial Information Systems Design and Implementation Fees	$0
All Other Fees (2)	$105,437

Total	$211,362

(1)
Audit Services of Ernst & Young LLP for fiscal year 2003 consisted of the examination of the consolidated financial statements of the Company and quarterly review of financial statements.

(2)
"All Other Fees" includes $48,609 for audit-related services, including among other items, benefit plan audits, consultation regarding financial accounting and reporting matters, and services related to filings made with the Securities and Exchange Commission, and $56,828 for tax services. The Audit Committee considered whether the provision by Ernst & Young LLP of non-audit services to the Company is compatible with maintaining Ernst & Young's independence.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Insiders are required by regulation of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms they file.

        To our knowledge, based solely upon the review of the copies of such reports furnished to us or written representations that no other reports were required during the fiscal year ended March 30, 2003, all of these executive officers and directors complied with all Section 16(a) filing requirements applicable to them, except one late Form 5 filing for Mr. Barnhill for the fiscal year ended March 30, 2003.

SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

        Any shareholder proposal intended for inclusion in the proxy material for the 2003 Annual Meeting of Shareholders must be received in writing by the Company, at the address set forth on the first page of this Proxy Statement, on or before February 21, 2004. Any such proposal will be subject to the requirements of Exchange Act Rule 14a-8.

        If a shareholder intends to submit a proposal at the 2004 annual meeting that is not eligible for inclusion in the proxy statement and proxy, the shareholder must do so no later than May 8, 2004. If such a shareholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary authority when the proposal is raised at the 2004 annual meeting.

OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business that will be presented for consideration at the Annual Meeting. Delivery of a proxy, however, confers on the designated proxy, discretionary authority to vote the shares in accordance with their discretion on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

AVAILABLE INFORMATION

        The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Company may be inspected without charge and copies obtained upon payment of prescribed fees from the Public Reference Section of the Securities and Exchange Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549, or at the Securities and Exchange Commission's regional offices located at 233 Broadway, New York, New York 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604, or by way of the Securities and Exchange Commission's Internet address, http://www.sec.gov.

        The Company will provide without charge to each person receiving this proxy statement, upon the written request of such person, a copy of the Company's Annual Report on Form 10-K, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission for the fiscal year ended March 30, 2003. Written requests for a copy of the Company's Annual Report on Form 10-K should be directed to Mary Lynn Schwartz, Corporate Secretary, 11126 McCormick Road, Hunt Valley, Maryland 21031.

By Order of the Board of Directors,

Mary Lynn Schwartz Corporate Secretary

June 20, 2003

Appendix A

[Arthur Andersen LLP Letterhead]

June 4, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Dear Sir/Madam:

        We have read Item 4 included in the Form 8-K dated June 4, 2002 of TESSCO Technologies Incorporated to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

By: /s/ Arthur Andersen LLP

Appendix B

TESSCO Technologies Incorporated

Audit Committee Charter

PURPOSE

        The Audit Committee (the "Committee") is a committee of the Board of Directors (the "Board") of TESSCO Technologies, Inc. (the "Company"). Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board have established and the audit process. In doing so, it is the responsibility of the Committee to provide an open avenue of communication between the Board, management and the outside auditors.

ORGANIZATION

        a.     Members of the Committee shall be appointed by the Board. Each member shall serve until the earlier to occur of the date on which he or she shall (1) be replaced by the Board; (2) resign from the Committee; or (3) resign from the Board.

        b.     The Committee shall have at least three (3) members and shall be comprised solely of independent directors (except as otherwise permitted by applicable law, rule or regulation). Each member shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement or will be able to do so within a reasonable period of time after his or her appointment to the Committee.

        c.     At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

        d.     As used in this charter, "independent director" means a director who is not an officer or employee of the Company or its subsidiaries and does not have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

    (1)
    a director who is employed by the Company or any of its affiliates for the current year or any of the past three (3) years;

    (2)
    a director who accepts any compensation from the company or any of its affiliates during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan or non-discretionary compensation;

    (3)
    a director who is a member of the immediate family of an individual who is, or has been in any of the past three (3), years employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law or anyone who resides in such person's home;

    (4)
    a director who is affiliated with a significant customer or supplier of the company;

    (5)
    a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

e.
The Board shall appoint one of the members of the Committee as Chairperson. It is the responsibility of the Chairperson to schedule all meetings of the Committee and provide the Committee with a written agenda for all meetings.

RIGHTS AND RESPONSIBILITIES

a.
General

1.
The Committee shall have the power to conduct or authorize investigations into any matter within the Committee's scope of responsibilities with full power to retain outside counsel or other experts for this purpose. The Committee shall have unrestricted access to members of management and all information relevant to its responsibilities.

2.
The Committee shall meet at least three (3) times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

3.
The Committee shall report its actions to the Board with such recommendations as the Committee may deem appropriate and issue all required reports, including the report required by the Securities and Exchange Commission to be included in the Company's annual proxy.

4.
The Committee shall review and reassess the adequacy of this charter at least annually.

5.
The Committee shall meet with the outside auditor, in separate executive sessions, to discuss any matters that the Committee or the outside auditor believe should be discussed privately.

6.
The Committee shall perform such other functions required by law, the Company's charter, the bylaws or the Board.

b.
Internal Controls and Risk Assessment

1.
The Committee shall consider and review with management and the outside auditor the effectiveness of or weaknesses in the Company's internal controls, including computerized information system controls and security, the overall control environment and accounting and financial controls.

2.
The Committee shall consider and review with management and the outside auditor any related significant findings and recommendations of the outside auditor, together with management's responses thereto.

c.
Outside Auditor

1.
The Board and the Committee, as the representatives of the shareholders, have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for the shareholder approval in any proxy statement). In this regard, the Committee shall recommend to the Board the outside auditor to be nominated.

2.
The outside auditor's ultimate accountability is to the Board and the Committee, as representatives of the shareholders.

3.
The Committee shall review and approve the discharge of the outside auditor.

4.
The Committee shall review the scope and approach of the annual audit with the outside auditor

5.
The Committee shall instruct the outside auditor to communicate directly to the Committee any serious difficulties or disputes with management.

6.
The Committee shall receive from the outside auditor a formal written statement delineating all relationships between the outside auditor and the Company, consistent with applicable standards. The statement shall include a description of all services provided by the outside auditor and the related fees

  7.
  The Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor.

  8.
  The Committee shall take, or recommend that the Board take, appropriate action to oversee the independence of the outside auditor.

  9.
  The Committee shall pre-approve all audit services and permitted non-audit services to be performed for the Company by its outside auditor. The Committee shall also be responsible for approving the fees to be paid to the outside auditor for their services. The Committee may delegate authority to one or more members of the Committee to pre-approve audit and permitted non-audit services (including pre-approval of fees), provided that the approvals granted by such persons are reviewed with the full Committee at its next scheduled meeting.

  10.
  The outside auditor shall not be engaged to perform any non-audit services proscribed by law or SEC regulation.

d.
Financial Reporting

        Prior to the filing of quarterly and annual financial statements, and in conjunction with the annual audit and quarterly review performed by the outside auditor, the Committee shall review with management and the outside auditor:

  1.
  The Company's annual financial statements and related footnotes.

  2.
  The outside auditor's audit of the financial statements and related report thereon.

  3.
  Any significant changes required in the outside auditor's plan.

  4.
  Any significant difficulties or disputes with management encountered during the course of the annual audit or quarterly review.

  5.
  The existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves, and the Company's accounting principles.

  6.
  The overall quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting.

  7.
  The effect of new or proposed regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements and other public disclosures.

  8.
  Any major issues as to the adequacy of the Company's internal controls

  9.
  Any material correcting adjustments that have been identified by the outside auditor, and any material unadjusted differences

  10.
  Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

e.
Compliance with Laws and Regulations

1.
The Committee shall ascertain whether the Company has an effective process for determining risks and exposures from asserted and unasserted litigation and claims and from noncompliance with laws and regulations.

2.
The Committee shall review with the Company's counsel and others any legal, tax or regulatory matters that may have a material impact on the Company operations and the financial statements, related Company compliance policies, and programs and reports received from regulators.

THIS PROXY, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE PERSON SIGNING IT. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES NAMED BELOW FOR ELECTION AS DIRECTORS, "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.	Please mark your votes as indicated in this example	☒

The Board of Directors recommends a vote "FOR" all nominees named in Proposal 1, and "FOR" Proposal 2.

1. Proposal 1:	To elect two (2) directors for a three (3) year term ending at the Annual Meeting of Share-holders to be held in 2006 and until their respective successors are duly elected and qualify.
FOR all nominees listed below (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed below
☐	☐
Nominees: 01 John D. Beletic 02 Morton F. Zifferer, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike a line through the name of the nominee(s) above.

2. Proposal 2:	To ratify the selection of Ernst & Young LLP as the Company's independent public accountants for fiscal year 2004.
FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	The proxies named herein are hereby authorized to vote in their discretion upon any other matter which may properly come before the Annual Meeting or any adjournment or postponement thereof.

Receipt of notice of the meeting and proxy statement is hereby acknowledged, and the terms of the notice and proxy statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for said meeting or any adjournment or postponement thereof.
(Please sign, date and promptly return this proxy in the enclosed envelope. No postage is required if mailed in the United States.
Signature	(SEAL)	Signature	(SEAL)	Date

(Please sign exactly as your name appears hereon. Executors, administrators, guardians, officers signing for corporations, trustees and attorneys should give full title. For joint owners, both owners should sign.)

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Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11PM Eastern Time the business day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/tess		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

TESSCO TECHNOLOGIES INCORPORATED

ANNUAL MEETING OF SHAREHOLDERS, July 24, 2003
PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints ROBERT B. BARNHILL, JR. and ROBERT C. SINGER, and each of them, with full power of substitution to each, as proxy, to vote all shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of TESSCO Technologies Incorporated to be held Thursday, July 24, 2003 at 9:00 a.m., at the Company's office, located at 375 W. Padonia Road, Timonium, Maryland 21093, and at any adjournment or postponement thereof:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY SENDING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY TIMELY PROVIDING A LATER-DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

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QuickLinks

PROPOSAL 1. Election of Directors
PROPOSAL 2. Ratification of Independent Public Accountants
SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS
Equity Compensation Plan Information
EXECUTIVE COMPENSATION AND OTHER INFORMATION
Compensation Committee Report on Executive Compensation
Stock Performance Graph
Comparison of Cumulative Total Return Value of Investment of $100 on March 29, 1998
REPORT OF THE AUDIT COMMITTEE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING
OTHER MATTERS
AVAILABLE INFORMATION
Appendix A
Appendix B TESSCO Technologies Incorporated Audit Committee Charter
PURPOSE
ORGANIZATION
RIGHTS AND RESPONSIBILITIES